UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

----------------------

FORM 8-K

November 7, 2007

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

VALENTEC SYSTEMS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	0-11454	59-2332857
(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2629 York Avenue
Minden, LA 71055
(Address of Principal Executive Offices)

(318) 382-4574
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On October 26, 2007, Valentec Systems Inc announced that the state of Louisiana has filed suit against the company and its insurer, seeking recovery for damage to Camp Minden experienced in the August 14, 2006 fire at Valentec Systems Inc. 40mm production facility.

A copy of the press release published on October 26, 2007 is attached as an exhibit hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit 99.1  Press release dated October 26, 2007.     Provided herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 7, 2007
VALENTEC SYSTEMS, INC.

	By:	/s/ Robert Zummo
Name: Robert Zummo
Title: President and Chief Executive Officer